EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, David Wu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Dragon International Group Corp. on Form 10-KSB for the fiscal year ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Dragon International Group Corp.

October 15, 2007                    By: /s/ David Wu
                                        ------------
                                    David Wu, CEO, President
                                    (Principal executive officer)


[A signed original of this written statement required by Section 906 has been provided to Dragon International Group Corp. and will be retained by Dragon International Group Corp. and furnished to the United States Securities and Exchange Commission or its staff upon request.]